Crexendo Q1 Investor Presentation

April 2023


crexendo


NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
3 MILLION USERS
crexendo®
Powered by NetSapiens
CXDO Nasdaq-Listed
Nasdaq

crexendo®
ride the cloud

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on May 17, 2022. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Company Overview

Crexendo®, Inc. is an award-winning premier provider of cloud communication platform and services, video collaboration and managed IT services for any size business.

Headquarters: Tempe, AZ
Year Founded: 1998

Nasdaq
July 2020

Data Center Locations


Grand Rapids, MI
Las Vegas, NV
Tempe, AZ
Dallas, TX
London
Amsterdam
HQ
Tempe, AZ

Crexendo By the Numbers

$37.55M / $2.46M
Rev. / Adj. EBITDA *(2022)*

79% MRR
% of Total Revenue *(2022)*

$409
Avg. MRR Per Direct Customer

65,000+
Active Direct Customers

3M +
Total Seats

220+
Licensee Resellers

190+
Active Agent/Partners

0.75%
Direct Churn Rate *(Q4 2022)*

45 Months
Avg. Customer Account Tenure

6
Network Data Centers

$46.85M
Contracted Backlog

181
Employees *(Dec 2022)*

crexendo® ride the cloud

Our History

2012
Launched Crexendo Telecom Services Offering

Jun 2020
Organically up-listed from the OTC to Nasdaq

Sept 2020
Successful S-1 offering raising approximately $12M

Jan 2021
Acquired Centric Telecom in Virginia

Jun 2021
Acquired NetSapiens in San Diego

Sept 2021
2M
Eclipsed 2 million end users

Nov 2022
Acquired Allegiant Networks in Kansas City

Feb 2023
3M
Eclipsed 3 million end users

The Way We Communicate Has Changed

The majority of U.S. businesses are still not on the cloud for communications, but that is changing rapidly.

13% CAGR

The global UCaaS market is expected to grow from $28.96 billion in 2021 to $69.93 billion in 2028[1]

53%

Approximately 53% of businesses in U.S. still operating with antiquated, premise-based systems[2]

Global UCaaS Market Size


2021E
2028P
$0
$20,000
$40,000
$60,000
$80,000

U.S. UCaaS Market Adoption



Cloud Migration Plans

47% Currently Deployed in the Cloud[2]

23% Will be Moved to the Cloud Within the Next Two Years

(1) Fortune Business Insights 2022 (2) Metrigy Research 2022.

Integrations and Applications

Businesses require applications that cater to their growing communication needs. Crexendo has over 240 API integrations with an open architecture that allows for easy customization.

Customer Experience

Mobility

Contact Center

Artificial Intelligence

crexendo®
ride the cloud

The Complete Cloud Communication Choice

Crexendo's product suite spans beyond traditional UCaaS companies.

UCaaS

Unified Communications as a Service

Cloud-based communication tools for efficient and productive collaboration

Customer: Direct End Users

CCaaS

Contact Center as a Service

Cloud-hosted contact center solutions for enhanced customer service

Customer: Direct Users & Licensees

crexendo®

SaaS

Software as a Service

Cloud-hosted software delivery with subscription-based pricing

Customer: Platform Licensees

IaaS

Infrastructure as a Service

Cloud-based infrastructure, scalable, cost-effective, managed remotely

Customer: Platform Hosting Licensees

Crexendo's Go-To-Market Sales Approach

Direct Sales


$$$

- Direct Crexendo Sales representatives selling SMB and Small Enterprise Customers

UCaaS CCaaS

Partner / Agent Sales: Revenue Share Model


$

- Traditional Telecom Resellers
- Managed Service Providers (MSPs)
- B2B Companies
- Master Agents

UCaaS CCaaS

Software Solutions Platform Licensees


$$$

- UCaaS Companies
- MSPs
- LECs/RLECs
- White Label Resellers
- Enterprise Clients

SaaS IaaS

Future Growth Drivers

- New Reseller Logos & Platform Upgrades
- Agents/Partners
- Potential Acquisition Roll-Up Strategy
- Global Key Market Expansion
- Enterprise and Major Accounts
- Future Applications and Partnerships

Organic Growth*	**14%** SS Segment **7%** TS Segment
Inorganic Growth	**1 to 2** Acquisitions per year
Global** Markets	**634%** Growth YOY
New Licensee Logos	**18** in 2022
New Reseller Partners	**23** in 2022

* Q4 2022
** UK Only

crexendo® ride the cloud

Growth Through Adoption and Market Penetration



Cloud Comms Penetration Forecast: USA/W. Europe 2020
80
70
60
50
40
30
20
10
0
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q4 2025
USA
W. Europe

Source: Cavell Cloud Comms Report USA Q4 2021



12
12
190+
175+
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 175+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 12
- Australia: 9
- New Zealand: 1
- Philippines: 1

crexendo® ride the cloud

Direct and Indirect Sales Channels

crexendo®

Fastest-Growing UCaaS Platform in North America

Software Solutions
40% of Total Revenue

220+ UCaaS Platform Licensees

Licensee	End User Customers
Licensee 1	End User Customers
Licensee 2	End User Customers
Licensee 3	End User Customers
Licensee 4	End User Customers
Licensee 5+	End User Customers

Estimated Serviceable Market of All Licensees Approx $450M

Telecom Services
60% of Total Revenue

Direct Sales → End User Customers

190+ Agents → End User Customers

Telecom Services UCaaS Customers = 65,000+ End Users

3 Million+ End Users Total

Acquisition Case Study: Allegiant Networks

- Acquired in November 2022
- Crexendo licensee using our platform
- 650+ active customers with average customer size of 92 stations
- Approximately $10.5M in annual revenue in 2022 with 80% in monthly recurring revenue
- Located in Kansas City, Missouri with high concentration in Kansas and Missouri markets
- Accretive acquisition with benefit of additional Managed Services, Network Services and White Label offerings


Business Communications Services
Infrastructure and Cabling
IT Services and Support
White Label Offerings
Applications and Integrations
Managed Security and Compliance
ALLEGIANT
A Crexendo Company

Competitive Landscape

Software Solutions		Telecom Services
Cisco, Microsoft	**Primary Competitors**	RingCentral, 8x8, Vonage, Avaya
Asterisk, Kandy + Others	**Secondary Competitors**	nextiva, Mitel + Thousands of local hosted providers
• Sessions Not Seats Pricing Model • Robust Feature Set Standard • CCaaS Offering Built-In • Strong Loyal Licensees	**What Sets Us Apart**	• 100% Uptime Guarantee • Lifetime Warranty on Our Phones • Own Our Technology Stack • Strong Loyal Agent/Partners
• Best Return on Investment • Superior Customer Service • Flexible Design • Open Architecture and APIs	**Why We Win**	• Superior Customer Service • Best Feature Offering for the Price • Geo-Redundant Setup • Ease of Use and Flexibility

Financial Snapshot


Total Revenue
2019
2020
2021
2022
$40,500
$35,500
$30,500
$25,500
$20,500
$15,500
$10,500
$5,500
$500
$13,780
$15,961
$28,092
$37,554
Service
Product
Software Sol


Expected Backlog Revenue Recognition
2023
2024
2025
2026
2027
$25,500
$20,500
$15,500
$10,500
$5,500
$500
23,053
11,815
7,375
3,718
885
Service Revenue
Product Revenue
Software Solutions

34% YOY
2022 Company Revenue
$37.6M

12% YOY
Backlog
$46.85M

35% YOY
Total End Users
3M+

Active Agent Partners
190+

Licensee Resellers
220+

Market Cap
~$40M

crexendo® ride the cloud

Financial Snapshot

Gross Margin


2019
2020
2021
2022
80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
47%
73%
39%
70%
34%
53%
66%
44%
65%
Service
Product
Software Sol

Adjusted EBITDA(1)


2019
2020
2021
2022
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,628
$1,900
$1,600
$2,462

(1) 2021 Includes $1,061,000 of acquisition related expenses

56% YOY
2022 ADJ EBITDA
$2.5M

Direct Churn Rate
0.75% / Month

Avg. Customer Term
45 Months

ARPU
$21 / Month

$$$
ARPA
$409 / Month

Monthly Recurring Revenue
79%

crexendo®
ride the cloud

Long-Term Financial Targets

Organic Net Sales Growth

- Software Solutions segment seeing strong growth from licensees
- Two largest platform providers Cisco and Microsoft not embracing their partners = New logo growth
- Telecom Services adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- Software Sol. Margins continuing to improve through synergies and cost adjustments
- Telecom Serv. Margins will improve with acquisition synergies recognized over next 2 quarters
- Single platform support will allow for improved margins in both segments

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Inorganic Opps

- Our 220+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1-2 accretive roll-ups per year at ~1X revenue multiples
- Goal is to always have multiple acquisition prospects in the pipeline

Investment Highlights

High Growth

Long-Term Contracts

Recurring Revenue

Strong Cash Flow

Industry Low Churn

Roll-Up Acquisition Potential

- Organically Up-listed to Nasdaq
- Successfully Raised Capital to Fuel Future Growth
- Acquired 3 Accretive Acquisition Targets
- Added to Russell MicroCap Index
- Combined 34% Revenue Growth in 2022
- Nearly 100% Customers and Licensees on Long Term Contracts
- 3M+ End Users and Growing

Leadership Team



Jeff Korn
Chief Executive Officer
prosofttraining



Doug Gaylor
President COO
INTER-TEL Mitel



Ron Vincent
Chief Financial Officer
ERNST & YOUNG



Jon D. Brinton
Chief Revenue Officer
INTER-TEL Mitel



Anand Buch
Chief Strategy Officer
NUERA netsapiens



David Wang
Chief Technology Officer
NUERA netsapiens

Contact Us

Doug Gaylor
President & COO
602.732.7990
dgaylor@crexendo.com

Investor Relations
Matt Glover or Tom Colton
Gateway Investor Relations
949.574.3860
CXDO@gatewayir.com

Thank You!